Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE	PAGE OF PAGES
					J	1	14

2. AMENDMENT/MODIFICATION NO. 26			3. EFFECTIVE DATE 02-Apr-2010	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

6. ISSUED BY		CODE	M67854	7. ADMINISTERED BY (If other than item 6)	CODE	S1103A
COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010				DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIV SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC.) OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802					☐	9A. AMENDMENT OF SOLICITATION NO.
					☐	9B. DATED (SEE ITEM 11)
					☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0012

CODE: 1EFH8			FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 08-Apr-2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     ☐ is extended,  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 43.103(b) Bilateral Agreements

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  wychesea102615

The purpose of this modification is to order CLIN 3130 CAT I ISS Kits, CLIN II ISS Kits, and CLIN 3132 ISS Kits Logistics and Technical Support.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd Vice President of Contracts			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Otis Byrd			4/2/2010	By	/s/ Carl V. Bradshaw	4/2/2010
(Signature of person authorized to sign)				(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $82,331,976.00 from $300,561,282.38 (EST) to $382,893,258.38 (EST).

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 3130 is added as follow:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE			MAX AMOUNT
3130		UNDEFINED	Each	$	[***	]	$	[***]NTE
CAT I Independent Suspension System Kit
FFP
The Contractor shall provide CAT I Independent Suspension System Kits IAW
FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1
Kit.
FOB: Destination

MAX	$[***]
NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 3130AA is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3130AA		[***]	Each	$ [***]	$	[***]NTE
CAT I Independent Suspension System Kit
FFP

The Contractor shall provide CAT I Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit. These kits are to support Air Force vehicles. EFAR YAR-E-489 applies.

FOB: Destination
MILSTRIP: F3QCDA7305G004
PURCHASE REQUEST NUMBER: M9545009RC004410010

				MAX NET AMT	$	[***]

	ACRN BC				$	[***]
CIN: M9545009RC0044100100019

SUBCLIN 3130AB is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3130AB		[***]	Each	$ [***]	$	[***]NTE
CAT I Independent Suspension System Kit
FFP

The Contractor shall provide CAT I Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit. These kits are to support Navy vehicles. EFAR YAR-E-491 applies.

FOB: Destination
MILSTRIP: M6785410RC00332
PURCHASE REQUEST NUMBER: M6785410RC00332

				MAX	$	[***]
NET AMT
	ACRN BD				$	[***]
CIN: M6785410RC003320001

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 3130AC is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3130AC		[***]	Each	$ [***]	$	[***]NTE
CAT I Independent Suspension System Kit
FFP
The Contractor shall provide CAT I Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit.
FOB: Destination
MILSTRIP: M6785410RC06316
PURCHASE REQUEST NUMBER: M6785410RC06316

				MAX	$	[***]
NET AMT
	ACRN BF				$	[***]
CIN: M6785410RC063160001

CLIN 3131 is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3131		UNDEFINED	Each	$ [***]	$	[***]NTE
CAT II Independent Suspension System Kit
FFP

The Contractor shall provide CAT II Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit. These kits are to support Navy vehicles. EFAR YAR-E-491 applies.

FOB: Destination

				MAX	$	[***]
NET AMT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 3131AA is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3131AA		[***]	Each	$ [***]	$	[***]NTE
CAT II Independent Suspension System Kit
FFP

The Contractor shall provide CAT II Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit. These kits are to support Army vehicles. YAR-E-492 applies.

FOB: Destination
MILSTRIP: M9545009RC00291
PURCHASE REQUEST NUMBER: M9545009RC002910005

				MAX	$	[***]
NET AMT

	ACRN AV				$	[***]
CIN: M9545009RC0029100050003

SUBCLIN 3131AB is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3131AB		[***]	Each	$ [***]	$	[***]NTE
CAT II Independent Suspension System Kit
FFP

The Contractor shall provide CAT II Independent Suspension System Kits IAW FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1 Kit. These kits are to support Navy vehicles. YAR-E-491 applies.

FOB: Destination
MILSTRIP: M6785410RC00332
PURCHASE REQUEST NUMBER: M6785410RC00332

				MAX	$	[***]
NET AMT

	ACRN BD				$	[***]
CIN: M6785410RC003320002

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 3131AC is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3131AC		[***]	Each	$ [***]	$	[***]NTE
CAT II Independent Suspension System Kit
FFP
The Contractor shall provide CAT II Independent Suspension System Kits IAW
FPII Proposal FP10-0009, dated 3/03/2010. The Unit of Issue 1 Each is equal to 1
Kit. These kits are to support USMC vehicles. YAR-E-490 applies.
FOB: Destination
MILSTRIP: M6785410RC06316
PURCHASE REQUEST NUMBER: M6785410RC06316

				MAX	$	[***]
NET AMT

	ACRN BF				$	[***]
CIN: M6785410RC063160002

CLIN 3132 is added as follows:

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
3132		[***]	Lot	$ [***]	$	[***]NTE
ISS Logistics and Technical Support
FFP

The Contractor shall provide Integrated Logistics and Technical Support to for the Purchase of CLIN 3130 and CLIN 3131, IAW Paragraph 3.2 of FPII Proposal FP10-0009, dated 3/03/2010. This effort is funded by USMC. YAR-E-490 applies.

FOB: Destination
MILSTRIP: M6785410RC06316
PURCHASE REQUEST NUMBER: M6785410RC06316

				MAX	$	[***]
NET AMT

	ACRN BF				$	[***]
CIN: M6785410RC0631600050016

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 3130:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3130AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Origin	Government	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3130AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3130AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 3131:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3131AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3131AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3131AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 3132:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 3130AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-JUL-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3130AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-JUL-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3130AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JUL-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

31-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-AUG-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3131AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

31-JUL-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

31-AUG-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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The following Delivery Schedule has been added to SUBCLIN 3131AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3131AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

31-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER - MCLB BLDG.1221 DOOR 20 MF M99933 SET ASSY WHSE 1241 DR 13 PROJECT CODE PLR ALBANY GA 31704-5000 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $61,748,982.00 from $300,561,282.38 to $362,310,264.38.

SUBCLIN 3130AA:

Funding on SUBCLIN 3130AA is initiated as follows:

ACRN:  BC

CIN:  M9545009RC0044100100019

Acctng Data: 5783080  F03000  178  47E8  82223L  010900  00000  000000  503

Increase  $[***]

Total: $[***]

SUBCLIN 3130AB:

Funding on SUBCLIN 3130AB is initiated as follows:

ACRN: BD

CIN: M6785410RC003320001

Acctng Data: 1701810M5XG  250  67854  067443  2D  6028C5

Increase:  $[***]

Total:  $[***]

Cost Code:  0RC0033250N1

SUBCLIN 3130AC:

Funding on SUBCLIN 3130AC is initiated as follows:

ACRN:  BF

CIN:  M6785410RC063160001

Acctng Data:  17011096520  310  67854  067443  2D  6520C5

Increase: $[***]

Total: $[***]

Cost Code: 0RC06316502A

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 3131AA:

Funding on SUBCLIN 3131AA is initiated as follows:

ACRN: AV

CIN: M9545009RC0029100050003

Acctng Data: 2182035MRAP  310  67854  067443  2D  2035MR

Increase: $[***]

Total: $[***]

Cost Code: 9RC0029115US

SUBCLIN 3131AB:

Funding on SUBCLIN 3131AB is initiated as follows:

ACRN: BD

CIN: M6785410RC003320002

Acctng Data: 170181M5XG  250  67854  067443  2D  6028C5

Increase: $[***]

Total:  $[***]

Cost Code:  0RC0033250N1

SUBCLIN 3131AC:

Funding on SUBCLIN 3131AC is initiated as follows:

ACRN: BF

CIN: M6785410RC063160002

Acctng Data: 17011096520  310  67854  067443  2D  6520C5

Increase: $[***]

Total: : $[***]

Cost Code: 0RC06316502A

CLIN 3132:

Funding on CLIN 3132 is initiated as follows:

ACRN:  BF

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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CIN:  M6785410RC0631600050016

Acctng Data:  17011096520  310  67854  067443  2D  6520C5

Increase:  $[***]

Total: $[***]

Cost Code:  0RC06316502A

SECTION I - CONTRACT CLAUSES

The following have been added by full text:

52.216-24        LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)  In performing efforts under contract CLINs 3130 - 3132, the Contractor is not authorized to make expenditures or incur obligations exceeding $61,748,982.00 dollars.

(b)  The maximum amount for which the Government shall be liable under contract for CLINs 3130 — 132 if this contract is terminated is $82,331,976.00dollars.

(End of clause)

252.217-7027  CONTRACT DEFINITIZATION (OCT 1998)

(a)  A Firm Fixed Price Indefinite Delivery/Indefinite Quantity contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit firm fixed priced proposal and cost or pricing data supporting its proposal.

(b)  The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
ISS Proposal	5 March 2010
Bilateral UCA Modification Award	2 April 2010
Technical Evaluation Received	15 April 2010
DCAA Audit Received	1 June 2010
Pre-Negotiation Clearance Approved	20 June 2010
Negotiations Completed — If Required	15 July 2010
Post Negotiation Clearance Approved	10 Aug 2010
Definitive Contract Modification Executed	20 Aug 2010

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(c)  If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)  After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i)  All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)  All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii)  Any other clauses, terms, and conditions mutually agreed upon.

(2)  To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)  The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price delivery in no event to exceed $82,331,976.00

(End of clause)

(End of Summary of Changes)